                                                                                      Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Scherr, Chief Executive Officer of The Ultimate Software Group, Inc., hereby certify to the best of my knowledge and belief that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of The Ultimate Software Group, Inc.

/s/ Scott Scherr
Scott Scherr
Chief Executive Officer

Date: May 10, 2011

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